UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Real Assets Fund	December 31, 2019
PRAFX	Investor Class
PRIKX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE REAL ASSETS FUND

HIGHLIGHTS

■	The Real Assets Fund produced strong absolute returns for the 12-month period ended December 31, 2019, but underperformed its benchmarks.

■	Security selection within global metals and mining and precious metals stocks detracted, while selection among U.S. and global real estate securities was mixed. An allocation to cash early in the period weighed on relative returns.

■	Tactical weights to the underlying components are broadly in line with their neutral allocations as opportunities appear more balanced. These allocations reflect a top-down view of the real assets sector, with a focus on how inflation affects the various securities in the portfolio.

■	In our view, the market is too upbeat about the current economic slowdown and the ability of policy to combat the economic weakness. Real assets equities face durable headwinds given persistent structural challenges and muted global demand.

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CIO Market Commentary

Dear Shareholder

Stocks posted strong gains in 2019 as most major U.S. indexes hit record highs in a broad-based rally that more than offset 2018’s losses. Large- and mid-cap growth stocks were the strongest performers, with the S&P 500 and Nasdaq benchmarks recording their best year since 2013. U.S. shares outpaced their global counterparts, although most non-U.S. indexes also finished with solid double-digit gains.

Technology shares performed best within the S&P 500, helped by strong gains from industry giants Apple and Microsoft, and financial stocks also outperformed the broader market. Fixed income securities produced solid gains during the period as well—with corporate bonds leading the way—as longer-term Treasury yields fell to historic lows in late summer before partially rebounding.

In a sign that public markets have retained discipline, investors expressed skepticism about certain private-equity valuation levels when compared with their prospects for financial profitability. Relatively few initial public offerings (IPOs) saw their prices appreciate during the year, and one high-profile IPO candidate (WeWork) decided to withdraw its offering altogether after its valuation was dramatically reduced in the weeks before its proposed IPO.

Although the year opened with concerns that an escalating U.S.-China trade dispute could lead to a recession, global central banks played a key role in supporting markets. Fed policymakers delivered quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The pivot to a more accommodative monetary policy was a marked change from 2018, when the Fed raised rates four times, and appeared to be successful in reenergizing the economy. After contracting earlier in 2019, key U.S. manufacturing indicators showed signs of stabilizing by year-end, and the labor market remained strong, with solid payroll gains and an unemployment rate hovering near a 50-year low. With this more encouraging economic backdrop, it was not a surprise that in December Fed officials seemed satisfied that monetary policy was properly positioned to support continued growth and forecast no additional rate moves in 2020.

Besides central bank policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks stumbled in May and August after the U.S. announced new tariffs on some Chinese imports and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets, and in December the two countries announced a “phase one” agreement to reduce some existing tariffs and cancel the imposition of new ones.

With monetary policy worldwide largely committed to ensuring market liquidity and some global economic indicators showing signs of improvement, there are reasons to be optimistic in 2020. However, we caution investors not to expect the outsized gains of the past year. If the post-World War II era is to be a guide, the S&P 500 has on average generated mid-single-digit returns in the fourth year of a presidential cycle.

Further market advances will likely hinge on a resumption in earnings growth, which stalled in 2019, and there is no shortage of global risks in the year ahead. Unresolved trade issues, tensions in the Middle East, and policy debates on taxes, health care, and wealth disparity leading up to the U.S. presidential election all have the potential to cause market volatility.

In addition to these risks, T. Rowe Price analysts will be closely following how disruptive forces such as innovation, technological change, and automation could impact a growing number of global industries. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research that integrates environmental, social, and governance considerations will be critical to successfully assess opportunities and risks. I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Real Assets Fund returned 19.60% for the 12 months ended December 31, 2019. The fund trailed the broader global equities market, represented by the MSCI All Country World Index and its combined index portfolio, a custom benchmark composed of multiple indexes that represent the asset classes in which the fund invests. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

Effective March 1, 2020, the MSCI All Country World Index Net will become the fund’s benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

What factors influenced the fund’s performance?

Global equity markets surged in 2019, despite a sharp pullback in May after U.S.-China trade negotiations unexpectedly hit a snag. While the sub-portfolios in the Real Assets Fund generated strong absolute returns, most underperformed their respective asset class benchmarks. An allocation to cash early in the period, in a year where global equities posted double-digit gains, also weighed on relative results.

The precious metals industry enjoyed a strong run in 2019, supported by a rally in gold and silver prices. Global metals and mining stocks also advanced, bolstered by improved sentiment toward the segment as the U.S.-China trade negotiations progressed in the latter part of the year. Efforts by China to stimulate domestic growth via infrastructure investment also helped. While several of our holdings within these industries were top contributors to relative performance for the period—including Rio Tinto, BHP, Kirkland Lake Gold, and Barrick Gold—our underexposure to the largest players detracted from relative performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection in U.S. and global real estate stocks was mixed. Overall, real estate stocks benefited from low interest rates and reasonably solid operating fundamentals. In the U.S., our limited exposure to the strong-performing data center segment was a notable detractor. While demand for data centers has remained strong, we have been underweight this segment because growth in supply has been equally robust, resulting in tepid rent hikes. Our mall landlords struggled during the period as a growing threat from e-commerce and store closures continues to weigh on the retail segment. Despite owning highly productive regional malls with solid results, Macerich was one of the top detractors in 2019. However, industrial real estate investment trust (REIT) Prologis—which reported solid earnings and cash flow growth throughout the year—meaningfully contributed to relative performance. Our allocations to apartment REITs Equity Residential and AvalonBay Communities also added value.

Real estate stocks in several European countries—including Finland, Sweden, and Switzerland—exceeded benchmark returns. In the UK, the Conservative Party celebrated a resounding win in the parliamentary election, seemingly ensuring a final resolution to the Brexit process. This removal of uncertainty benefited several of our holdings, including Unite Group, Derwent London, and Grainger. Stock selection in Japan also helped relative returns. Shares of Mitsui Fudosan Logistics Park advanced after the company announced it would issue new investment units in a public offering to fund attractive acquisitions.

Stock selection within the natural resources segment generated modest gains. TC Energy, one of the largest oil and gas pipeline companies in North America, generated strong returns for the year. We like the company’s resilient cash flows and expansion opportunities created by growing North American hydrocarbon production. Conversely, stock selection in integrated oil and gas detracted from relative performance, driven by Occidental Petroleum. In our view, the company remains a leading operator in the oil-rich Permian Basin of West Texas, despite increased debt and execution risk after its controversial acquisition of Anadarko Petroleum.

How is the fund positioned?

Equities in the Real Assets Fund face durable headwinds as muted global demand and structural challenges persist. The Federal Reserve’s pivot to an accommodative stance suggests that we could have a scenario where we have lower interest rates for longer. While this would be supportive for real estate investors, uncertainty lingers for the asset class, given that interest rate cuts signify slowing growth, which could hurt the underlying rental yields.

Meanwhile, despite short-term periods of disruption, global commodities remain in the midst of a secular downcycle, driven by a long-term global supply/demand imbalance. Although there are signs of moderation, growth has slowed in China, pressuring industrial metals; at the same time, the torrid pace of productivity improvements—thanks to the U.S. shale revolution—has driven down energy extraction costs and boosted supply, hurting pricing power in the industry.

The fund’s current positioning is broadly in line with designated neutral allocations to the main underlying components outlined below, as opportunities appear balanced.

■	Global Natural Resources (30%) invests in resource companies involved in energy, forest products, mining, and other commodities.

■	U.S. Real Estate (20%) and Global Real Estate (20%) invest in companies across the commercial real estate sector that include apartment, residential, lodging, industrial, office, and retail.

■	Global Metals and Mining (25%) invests in metals and mining companies that own or develop basic commodities with attractive long-term supply/demand fundamentals.

■	Precious Metals (5%) is an additional sub-portfolio within the global metals and mining sector that provides a strategic overweight to the gold and precious metals subindustries.

In this challenging environment, the fund’s underlying components focus on owning high-quality companies, with solid balance sheets and responsible capital allocation, that operate efficiently at a lower cost and are capable of generating cash flow growth and profits when prices are under pressure. Our fund positioning includes a top-down view of the real assets sector, with a focus on how inflation affects the various securities in the portfolio.

What is portfolio management’s outlook?

Given the current state of the U.S. economy, we expect the risks of inflation to be balanced as we move into late-cycle conditions, in which supply constraints lead to lower profits and capital investment rather than to meaningfully higher prices. The U.S. labor market has achieved full employment without putting considerable pressure on wages. At the same time, underlying productivity has remained low, leading to diminished corporate profits and a lack of incentives for firms to invest. Manufacturing activity has been weak, and business investment has slumped. Fiscal stimulus, which supported the economy in 2018, has dissipated fully in 2019. Meanwhile, trade tariffs implemented in 2019 pose headwinds into 2020. The “phase one” U.S.-China trade deal did not remove tariffs, so their impact—particularly on capital investment, which is being delayed in a game of wait and see—will continue to be felt at least until the U.S. presidential election later in the year. However, easing monetary conditions from the Federal Reserve, which cut interest rates three times and is once again expanding the balance sheet, may buy time for the economy.

Globally, many countries also face moderating growth. Chinese economic growth has decelerated, thanks in part to a deleveraging campaign. Eurozone economies have faced a difficult export environment (especially to China), and Germany’s manufacturing sector has slumped sharply. Against this backdrop, heightened uncertainty over the impact of Britain’s planned withdrawal from the European Union at the end of January 2020 has only added to the European angst. Over the next year, the UK and the European Union will seek to finalize negotiations on the terms of a trade relationship, whose outcome is far from clear—with a hard Brexit still a possibility. Finally, the Japanese economy remains stuck in a low-inflation environment.

Over the short term, we are of the view that the market is too upbeat about the current economic slowdown and the ability of policy to combat the economic weakness. A broad array of metrics—industrial production, capital goods orders, and exports—are all as weak as they were during the depths of the earnings recession of 2015. Despite the tepid conditions, equity markets continue to rally to new highs in the United States and globally, largely on looser monetary policy and easier liquidity conditions. We worry that the market has already priced in a rebound in the economy that is unlikely to be realized, as market participants misunderstand the causes and underestimate the depth of the slowdown. It would take a series of aggressive unanticipated easing or a more spendthrift consumer to help lift actual economic activity, sales, and earnings.

Despite our concerns, we are beginning to see glimmers of possible support for a more durable step-up in inflation over the longer term. First, most investors have become bearish on inflation, limiting the scope of downside surprises. Second, thanks to years of low investment rates, global capacity is both aging and facing supply constraints—particularly as firms unwind supply chains exposed to political risks and tariffs on Chinese exports. Third, the global labor force is aging rapidly, and unemployment rates are falling to very low levels. This suggests that there could be a rebound in pricing power. We believe that, should the rate of inflation move higher, the Real Assets Fund’s diversification benefits may help to provide a buffer, especially since a higher inflation rate has historically been a headwind for more traditional stock and bond portfolios.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

BENCHMARK INFORMATION

Combined index portfolio: Since January 1, 2018, the Real Assets Fund’s combined index portfolio is composed of 30% MSCI World Select Natural Resources, 25% MSCI All Country World Index Metals and Mining, 20% Wilshire RESI, 20% EPRA/NAREIT Developed Real Estate Index, 4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country World Index IMI Precious Metals and Minerals. Prior to January 1, 2018, the Real Assets Fund’s combined index portfolio was composed of 25% MSCI All Country World Index Metals and Mining, 20% Wilshire U.S. Real Estate Securities Index, 20% FTSE EPRA/NAREIT Developed Real Estate Index, 19.5% MSCI All Country World Index Energy, 10.5% MSCI All Country World Index Materials, 4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country World Index IMI Precious Metals and Minerals. Prior to December 1, 2013, the Real Assets Fund’s combined index portfolio was composed of 25% MSCI All Country World Index Metals and Mining, 20% Wilshire U.S. Real Estate Securities Index, 20% FTSE EPRA/NAREIT Developed Real Estate Index, 16.25% MSCI All Country World Index Energy, 8.75% MSCI All Country World Index Materials, 5% UBS World Infrastructure and Utilities Index, 4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country World Index IMI Precious Metals and Minerals.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/19
Bhp	3.7%
Rio Tinto	2.9
Prologis	2.4
AvalonBay Communities	1.9
Equity Residential	1.6
Total	1.5
Newmont Goldcorp	1.4
Barrick Gold	1.3
Vale	1.3
Public Storage	1.3
Essex Property Trust	1.2
Franco-Nevada	1.1
Alexandria Real Estate	1.0
SL Green Realty	1.0
Kirkland Lake Gold	1.0
Douglas Emmett	1.0
Healthcare Realty Trust	0.9
Boliden	0.9
American Campus Communities	0.8
Linde	0.8
Healthcare Trust of America	0.8
Camden Property Trust	0.8
BP	0.8
Air Products & Chemicals	0.8
CubeSmart	0.7
Total	**32.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 92.0%		
CONSUMER DISCRETIONARY 0.5%		
Hotels, Resorts, & Cruise Lines 0.5%		
Hilton Worldwide Holdings	153,306	17,003
Total Consumer Discretionary		17,003
CONSUMER STAPLES 0.4%		
Packaged Foods & Meats 0.4%		
Sanderson Farms	65,025	11,459
Total Consumer Staples		11,459
ENERGY 12.4%		
Integrated Oil & Gas 4.1%		
BP (GBP)	4,038,760	25,407
Chevron	73,618	8,872
Eni (EUR)	300,811	4,672
Equinor (NOK)	661,151	13,185
Exxon Mobil	76,533	5,340
Galp Energia (EUR)	652,425	10,953
Occidental Petroleum	241,724	9,961
Royal Dutch Shell, B Shares (GBP)	90,652	2,691
Suncor Energy	178,460	5,854
TOTAL (EUR)	865,010	48,000
		134,935
Oil & Gas Equipment & Services 1.8%		
Apergy (1)	139,200	4,702
Cactus, Class A	66,436	2,280
Dril-Quip (1)	67,024	3,144
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19, Cost $2,530 (1)(2)(3)(4)	2,530,088	2,530
Halliburton	436,569	10,683
Liberty Oilfield Services, Class A	403,874	4,491
National Oilwell Varco	100,200	2,510
Schlumberger	433,271	17,418

Schoeller-Bleckmann Oilfield Equipment (EUR)	39,507	2,217
Tenaris (EUR)	575,636	6,522
TGS NOPEC Geophysical (NOK)	107,879	3,282
		59,779
Oil & Gas Exploration & Production 4.9%		
Aker BP (NOK)	60,907	1,999
Cairn Energy (GBP) (1)	1,293,558	3,539
Concho Resources	265,160	23,220
ConocoPhillips	320,668	20,853
Contango Oil & Gas, Acquisition Date: 12/23/19, Cost $1,952 (1)(2)	780,917	2,723
Continental Resources	286,901	9,841
Devon Energy	301,217	7,823
Diamondback Energy	136,314	12,658
EOG Resources	279,616	23,421
Hurricane Energy (GBP) (1)	2,516,144	1,116
Jagged Peak Energy (1)	376,502	3,196
Kelt Exploration (CAD) (1)	696,879	2,613
Kosmos Energy	860,544	4,905
Lundin Petroleum (SEK)	290,944	9,879
Magnolia Oil & Gas, Class A (1)	345,955	4,352
Noble Energy	81,100	2,014
Pioneer Natural Resources	115,535	17,489
WPX Energy (1)	452,308	6,215
		157,856
Oil & Gas Refining & Marketing 0.6%		
Marathon Petroleum	114,947	6,925
Phillips 66	68,244	7,603
Valero Energy	63,499	5,947
		20,475
Oil & Gas Storage & Transportation 1.0%		
Enbridge	141,426	5,625
Targa Resources	65,800	2,687
TC Energy	341,554	18,208
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $112 (1)(2)(3)	37	192

Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $2,704 (1)(2)(3)	759	3,947
		30,659
Total Energy		403,704
HEALTH CARE 0.0%		
Biotechnology 0.0%		
Calyxt (1)	31,800	223
Total Health Care		223
INDUSTRIALS & BUSINESS SERVICES 2.8%		
Agricultural & Farm Machinery 0.5%		
AGCO	47,165	3,643
CNH Industrial (EUR)	377,220	4,142
Deere	18,300	3,171
Toro	74,116	5,905
		16,861
Construction & Engineering 0.3%		
Jacobs Engineering Group	74,225	6,667
Valmont Industries	22,004	3,296
		9,963
Construction Machinery & Heavy Trucks 0.4%		
Bucher Industries (CHF)	8,144	2,858
Caterpillar	54,300	8,019
FLSmidth (DKK)	86,702	3,458
		14,335
Diversified Support Services 0.2%		
Shurgard Self Storage (EUR)	143,682	5,484
		5,484
Electrical Components & Equipment 0.2%		
Schneider Electric (EUR)	45,872	4,713
SGL Carbon (EUR) (1)	178,811	947
		5,660

Heavy Electrical Equipment 0.0%		
Bloom Energy, Class A (1)	34,742	260
		260
Industrial Machinery 1.1%		
Epiroc, B Shares (SEK)	470,228	5,589
Flowserve	94,733	4,715
Rotork (GBP)	501,977	2,231
Sandvik (SEK)	348,991	6,797
Valmet (EUR)	151,725	3,638
Wartsila (EUR)	447,545	4,947
Weir Group (GBP)	256,538	5,131
Xylem	45,172	3,559
		36,607
Trading Companies & Distributors 0.1%		
Finning International (CAD)	188,200	3,667
		3,667
Total Industrials & Business Services		92,837
INFORMATION TECHNOLOGY 0.3%		
IT Consulting & Other Services 0.2%		
KBR	146,948	4,482
		4,482
Semiconductor Equipment 0.1%		
Entegris	74,600	3,737
		3,737
Total Information Technology		8,219
MATERIALS 39.2%		
Aluminum 0.6%		
Alumina (AUD)	6,569,539	10,611
Aluminum of China, Class H (HKD) (1)	4,740,000	1,625
Hindalco Industries (INR)	1,032,900	3,126
Norsk Hydro (NOK)	1,165,521	4,334
Press Metal Aluminium Holdings Bhd (MYR)	1,117,800	1,273
		20,969

Commodity Chemicals 0.3%		
Orion Engineered Carbons	104,694	2,021
Westlake Chemical	95,417	6,693
		8,714
Copper 1.9%		
Antofagasta (GBP)	675,445	8,178
ERO Copper (CAD) (1)	367,390	6,680
First Quantum Minerals (CAD)	562,451	5,704
Freeport-McMoRan	1,107,607	14,532
Jiangxi Copper, Class H (HKD)	1,224,000	1,684
KGHM Polska Miedz (PLN) (1)	125,237	3,159
Lundin Mining (CAD)	1,702,213	10,172
Southern Copper	294,201	12,498
		62,607
Diversified Chemicals 0.2%		
Eastman Chemical	41,100	3,258
Incitec Pivot (AUD)	1,699,227	3,796
		7,054
Diversified Metals & Mining 12.4%		
Anglo American (GBP)	600,221	17,243
BHP Group (AUD)	4,428,277	121,256
BHP Group (GBP)	901,692	21,130
Boliden (SEK)	1,106,741	29,394
Glencore (GBP)	6,702,654	20,871
Grupo Mexico, Series B (MXN)	2,176,688	5,984
Independence Group (AUD)	2,492,964	10,929
Korea Zinc (KRW)	5,225	1,920
Mitsubishi Materials (JPY)	58,500	1,588
MMC Norilsk Nickel (RUB)	38,421	11,820
Rio Tinto (GBP)	1,596,916	94,530
Rio Tinto (AUD)	114,365	8,091
South32 (AUD)	11,671,458	22,037
Sumitomo Metal Mining (JPY)	466,800	15,031
Teck Resources, Class B	1,112,702	19,328

Vedanta (INR)	1,139,017	2,433
		403,585
Fertilizers & Agricultural Chemicals 0.5%		
CF Industries Holdings	227,494	10,860
Yara International (NOK)	126,223	5,259
		16,119
Forest Products 0.3%		
Interfor (CAD) (1)	251,098	2,837
West Fraser Timber (CAD)	183,800	8,107
		10,944
Gold 9.7%		
Agnico Eagle Mines (CAD)	318,599	19,623
Alacer Gold (CAD) (1)	1,091,724	5,801
Alamos Gold, Class A (CAD)	180,247	1,087
Anglogold Ashanti (ZAR)	554,690	12,600
B2Gold (CAD)	472,327	1,895
Barrick Gold (CAD)	2,362,926	43,890
Castile Resources Pty (AUD) (1)	39,193	–
Castile Resources Pty, Rights 1/10/20 (AUD) (1)	39,193	–
Centamin (GBP)	531,569	892
Centerra Gold (CAD) (1)	105,268	837
Cia de Minas Buenaventura, ADR	288,119	4,351
Coeur Mining (1)	101,830	823
Continental Gold (CAD) (1)	70,174	289
Detour Gold (CAD) (1)	81,225	1,573
Dundee Precious Metals (CAD) (1)	66,084	284
Eldorado Gold (CAD) (1)	72,131	579
Endeavour Mining (CAD) (1)	35,567	672
Evolution Mining (AUD)	721,441	1,918
Franco-Nevada (CAD)	351,423	36,288
Gold Fields (ZAR)	1,121,770	7,657
Gold Road Resources (AUD) (1)	312,086	292
Harmony Gold Minning, ADR (1)	224,526	815
IAMGOLD (CAD) (1)	214,191	800
Kinross Gold (CAD) (1)	1,675,932	7,950

Kirkland Lake Gold (CAD)	730,562	32,203
Koza Altin Isletmeleri (TRY) (1)	21,492	267
New Gold (CAD) (1)	320,389	284
Newcrest Mining (AUD)	1,043,989	22,048
Newmont Goldcorp (CAD)	122,545	5,326
Newmont Goldcorp	966,036	41,974
Northern Star Resources (AUD)	3,076,108	24,242
Novagold Resources (CAD) (1)	114,781	1,027
OceanaGold (CAD)	291,357	572
Osisko Gold Royalties (CAD)	49,375	480
Polymetal International (RUB)	284,657	4,450
Polyus (RUB)	35,636	4,081
Pretium Resources (CAD) (1)	80,839	900
Regis Resources (AUD)	244,466	740
Resolute Mining (AUD) (1)	412,014	363
Royal Gold	30,607	3,742
Sandstorm Gold (CAD) (1)	83,098	620
Saracen Mineral Holdings (AUD) (1)	495,319	1,149
Seabridge Gold (CAD) (1)	20,388	282
SEMAFO (CAD) (1)	1,149,390	2,390
Shandong Gold Mining, A Shares (CNH)	74,700	347
Sibanye Gold (ZAR) (1)	2,917,141	7,454
Silver Lake Resources (AUD) (1)	385,549	361
SSR Mining (CAD) (1)	56,212	1,082
St Barbara (AUD)	319,646	607
Torex Gold Resources (CAD) (1)	39,451	624
Wesdome Gold Mines (CAD) (1)	62,212	487
Yamana Gold (CAD)	445,975	1,765
Zhaojin Mining Industry, Class H (HKD)	476,000	522
Zijin Mining Group, Class H (HKD)	9,320,000	4,629
		315,934
Industrial Gases 1.6%		
Air Products & Chemicals	106,343	24,990
Linde	128,114	27,275
		52,265

Metal & Glass Containers 0.5%		
Ball	187,365	12,117
Verallia SASU (EUR) (1)	130,131	4,417
		16,534
Paper Packaging 0.7%		
Avery Dennison	49,153	6,430
International Paper	151,416	6,973
Packaging Corp. of America	67,600	7,570
		20,973
Paper Products 0.2%		
Domtar	44,334	1,695
Mondi (GBP)	255,582	5,993
		7,688
Precious Metals & Minerals 1.6%		
Alrosa (RUB)	5,914,730	8,036
Anglo American Platinum (ZAR)	126,308	11,764
Asahi Holdings (JPY)	50,600	1,255
Impala Platinum Holdings (ZAR) (1)	1,829,110	18,689
Industrias Penoles (MXN)	333,034	3,488
Northam Platinum (ZAR) (1)	840,817	7,414
Osisko Mining (CAD) (1)	257,345	802
Silvercrest Metals (CAD) (1)	107,300	725
		52,173
Silver 0.4%		
Wheaton Precious Metals (CAD)	441,145	13,127
		13,127
Specialty Chemicals 3.0%		
Akzo Nobel (EUR)	70,905	7,241
Croda International (GBP)	95,944	6,518
DuPont de Nemours	127,904	8,212
Koninklijke DSM (EUR)	80,058	10,467
PPG Industries	86,980	11,611
Quaker Chemical	45,892	7,550
RPM International	183,882	14,115

Sherwin-Williams	23,221	13,550
Shin-Etsu Chemical (JPY)	28,700	3,156
Symrise (EUR)	55,476	5,831
Umicore (EUR)	94,725	4,616
Victrex (GBP)	140,030	4,629
		97,496
Steel 5.3%		
ArcelorMittal (EUR)	653,186	11,509
Baoshan Iron & Steel, A Shares (CNH)	1,456,600	1,202
BlueScope Steel (AUD)	493,556	5,228
China Steel (TWD)	11,595,000	9,252
Cia Siderurgica Nacional (BRL)	630,921	2,225
Eregli Demir ve Celik Fabrikalari (TRY)	1,364,183	2,072
Evraz (GBP)	495,876	2,655
Fortescue Metals Group (AUD)	1,321,920	9,965
Hitachi Metals (JPY)	210,300	3,096
Hyundai Steel (KRW)	81,142	2,200
Inner Mongolia Baotou Steel Union, A Shares (CNH)	6,192,860	1,176
JFE Holdings (JPY)	476,200	6,110
JSW Steel (INR)	837,987	3,174
Kumba Iron Ore (ZAR)	61,791	1,838
Magnitogorsk Iron & Steel Works (RUB)	2,172,600	1,469
Maruichi Steel Tube (JPY)	55,900	1,571
Nippon Steel (JPY)	778,100	11,728
Novolipetsk Steel (RUB)	1,210,480	2,805
Nucor	298,264	16,786
POSCO (KRW)	76,381	15,526
Severstal (RUB)	210,224	3,179
Steel Dynamics	216,650	7,375
Tata Steel (INR)	345,609	2,283
thyssenkrupp (EUR)	401,323	5,393
Vale (BRL)	3,093,853	41,166
voestalpine (EUR)	112,362	3,116
		174,099
Total Materials		1,280,281

REAL ESTATE 34.4%

Diversified Real Estate Activities 1.7%		
Hang Lung Properties (HKD)	4,104,000	9,011
Heiwa Real Estate (JPY)	181,400	4,989
Mitsubishi Estate (JPY)	563,600	10,785
Mitsui Fudosan (JPY)	536,200	13,105
Sun Hung Kai Properties (HKD)	1,103,000	16,892
		54,782
Diversified Real Estate Investment Trusts 1.0%		
Alexander & Baldwin, REIT	217,912	4,568
Concentradora Fibra Danhos (MXN)	1,932,024	2,933
Gecina (EUR)	46,131	8,270
PS Business Parks, REIT	34,378	5,668
VEREIT, REIT	207,616	1,918
WP Carey, REIT	103,687	8,299
		31,656
Health Care Real Estate Investment Trusts 1.8%		
Healthcare Realty Trust, REIT	911,980	30,433
Healthcare Trust of America, Class A, REIT	894,285	27,079
		57,512
Hotel & Resort Real Estate Investment Trusts 0.9%		
Hoshino Resorts REIT (JPY)	383	1,977
Host Hotels & Resorts, REIT	629,556	11,678
Pebblebrook Hotel Trust, REIT	92,234	2,473
Sunstone Hotel Investors, REIT	1,062,817	14,794
		30,922
Industrial Real Estate Investment Trusts 5.2%		
EastGroup Properties, REIT	71,779	9,523
First Industrial Realty Trust, REIT	118,797	4,931
Goodman Group (AUD)	1,020,104	9,586
Industrial & Infrastructure Fund Investment (JPY)	3,267	4,983
Mapletree Industrial Trust (SGD)	4,858,500	9,396
Mapletree Logistics Trust (SGD)	3,215,300	4,159
Mitsui Fudosan Logistics Park (JPY)	2,035	9,047

Nippon Prologis REIT (JPY)	3,147	8,015
Prologis, REIT	883,020	78,713
Rexford Industrial Realty, REIT	216,997	9,910
SOSiLA Logistics REIT (JPY) (1)	268	296
Summit Industrial Income REIT (CAD)	153,000	1,421
Terreno Realty, REIT	389,656	21,096
		171,076
Office Real Estate Investment Trusts 7.1%		
Alexandria Real Estate Equities, REIT	207,456	33,521
Allied Properties Real Estate Investment Trust (CAD)	135,494	5,433
Boston Properties, REIT	83,191	11,469
Derwent London (GBP)	213,879	11,381
Dexus (AUD)	820,695	6,756
Douglas Emmett, REIT	733,210	32,188
Great Portland Estates (GBP)	949,023	10,832
Highwoods Properties, REIT	179,047	8,757
Hudson Pacific Properties, REIT	284,195	10,700
Inmobiliaria Colonial Socimi (EUR)	732,295	9,347
JBG SMITH Properties, REIT	519,588	20,726
Kilroy Realty, REIT	165,736	13,905
Mori Hills REIT Investment (JPY)	3,661	6,085
Paramount Group, REIT	148,725	2,070
SL Green Realty, REIT	356,575	32,762
Vornado Realty Trust, REIT	238,748	15,877
		231,809
Real Estate Development 0.2%		
Shimao Property Holdings (HKD)	1,489,000	5,770
		5,770
Real Estate Operating Companies 1.7%		
Deutsche Wohnen (EUR)	292,390	11,893
Grainger (GBP)	1,391,531	5,766
Hongkong Land Holdings	1,161,800	6,683
Hufvudstaden, A Shares (SEK)	376,122	7,436
Kojamo (EUR)	597,744	10,864

PSP Swiss Property (CHF)	94,417	13,037
		55,679
Residential Real Estate Investment Trusts 7.4%		
American Campus Communities, REIT	580,160	27,285
AvalonBay Communities, REIT	288,534	60,505
Camden Property Trust, REIT	242,348	25,713
Canadian Apartment Properties (CAD)	185,178	7,559
Equity LifeStyle Properties, REIT	208,093	14,648
Equity Residential, REIT	634,202	51,320
Essex Property Trust, REIT	131,144	39,456
Nippon Accommodations Fund (JPY)	1,516	9,573
UNITE Group (GBP)	413,833	6,913
		242,972
Retail Real Estate Investment Trusts 3.5%		
Acadia Realty Trust, REIT	615,285	15,954
CapitaLand Mall Trust (SGD)	1,183,500	2,167
Charter Hall Retail REIT (AUD)	725,541	2,175
Federal Realty Investment Trust, REIT	127,667	16,435
Macerich, REIT	788,864	21,236
National Retail Properties, REIT	34,806	1,866
Realty Income, REIT	64,636	4,759
Regency Centers, REIT	323,909	20,435
Shaftesbury (GBP)	307,928	3,865
Simon Property Group, REIT	124,034	18,476
Spirit Realty Capital, REIT	17,184	845
Urban Edge Properties, REIT	336,530	6,455
		114,668
Specialized Real Estate Investment Trusts 3.9%		
CubeSmart, REIT	771,545	24,288
CyrusOne, REIT	68,086	4,455
Digital Realty Trust, REIT	129,925	15,557
EPR Properties, REIT	14,900	1,053
Equinix, REIT	34,549	20,166
Public Storage, REIT	193,236	41,152
Rayonier, REIT	315,705	10,342

CONVERTIBLE PREFERRED STOCKS 0.4%		
CONSUMER STAPLES 0.1%		
Agricultural Products 0.1%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $2,712 (1)(2)(3)	146,876	3,424
Total Consumer Staples		3,424
UTILITIES 0.3%		
Electric Utilities 0.1%		
American Electric Power, 6.125%, 3/15/22	53	2,869
Southern, Series A, 6.75%, 8/1/22	44	2,363
		5,232
Multi-Utilities 0.2%		
Sempra Energy, Series A, 6.00%, 1/15/21	46	5,526
		5,526
Total Utilities		10,758
Total Convertible Preferred Stocks (Cost $12,496)		**14,182**
BANK LOANS 0.1% (7)		
Energy 0.1%		
Felix Energy, FRN, 3M USD LIBOR + 6.50%, 8.401%, 8/9/22 Acquisition Date: 8/9/17 - 3/1/19, Cost $3,012 (2)(3)	3,050,000	3,020
		3,020
Total Bank Loans (Cost $3,024)		**3,020**
EQUITY MUTUAL FUNDS 2.5%		
Energy Select Sector SPDR Fund	236,683	14,210
Real Estate Select Sector SPDR Fund	1,728,317	66,834
Total Equity Mutual Funds (Cost $79,720)		**81,044**
SHORT-TERM INVESTMENTS 4.4%		
Money Market Funds 3.9%		
T. Rowe Price Treasury Reserve Fund, 1.59% (8)(9)	128,332,157	128,332
Total Money Market Funds		**128,332**

U.S. Treasury Obligations 0.5%		
U.S. Treasury Bills, 1.54%, 4/9/20 (10)	14,693,000	14,632
Total U.S. Treasury Obligations		**14,632**
Total Short-Term Investments (Cost $142,965)		**142,964**

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.1%

Exchange-Traded Options Purchased 0.1%

Description	Contracts	Notional Amount	$ Value
S&P 500 Index, Call, 3/20/20 @ $3,235.00 (1)	270	87,231	2,011
S&P 500 Index, Call, 3/20/20 @ $3,320.00 (1)	414	133,754	1,288
Total Exchange-Traded Options Purchased (Cost $1,861)			3,299

OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	$ Value
Deutsche Bank	GBP Put / USD Call, 2/20/20 @ $1.22 (USD) (1)	1	36,600	9
Total OTC Options Purchased (Cost $539)				9
Total Options Purchased (Cost $2,400)				**3,308**
Total Investments in Securities 99.7% of Net Assets (Cost $2,612,780)				**$ 3,255,789**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $15,836 and represents 0.5% of net assets.

(3) See Note 2. Level 3 in fair value hierarchy.

(4) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Assets Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth of capital. The fund has two classes of shares: the Real Assets Fund (Investor Class) and the Real Assets Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2019, the fund realized $51,806,000 of net gain on $162,009,000 of in-kind redemptions.

New Accounting Guidance Effective January 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2019, totaled $334,000 for the year ended December 31, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2019, securities valued at $405,000 had been posted by the fund to counterparties for bilateral derivatives. As of December 31, 2019, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $954,000 cash. As of December 31, 2019, securities valued at $4,879,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 7% of net assets.

Options The fund is subject to foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values and credit ratings; and, for options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,726,458,000 and $1,726,872,000, respectively, for the year ended December 31, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind and the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2019, the following reclassification was recorded:

Distributions during the years ended December 31, 2019 and December 31, 2018, totaled $85,288,000 and $70,639,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2019, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2019, the fund utilized $12,005,000 of capital loss carryforwards. Certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $156,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2019, the fund was charged $299,000 for shareholder servicing costs related to the college savings plans, of which $232,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2019, approximately 9% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2019, the fund was allocated $68,000 of Spectrum Funds’ expenses and $2,719,000 of Retirement Funds’ expenses. Of these amounts, $950,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2019, approximately 84% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2019, approximately 96% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2019, the fund had no purchases and sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Real Assets Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,864,000 from short-term capital gains.

For taxable non-corporate shareholders, $65,115,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $13,637,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $18,439,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2010 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2010 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Richard A. Coghlan, Ph.D.(1961) Co-president	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher Faulkner-MacDonagh, Ph.D. (1969) Co-president	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Matthew A. Howell, IMC (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sebastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Daniel O. Shackelford, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

J. Zachary Wood, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 20, 2020